UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VAALCO Energy, Inc.
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MESSAGE TO EMPLOYEES

All,

As you may have seen in a press release and SEC filing earlier today, two activist stockholders, Group 42 and Bradley Radoff, announced they intend to launch a consent solicitation to have VAALCO stockholders remove four existing Board members and replace them with their own candidates.

In response, VAALCO issued a press release today advising VAALCO stockholders that the Board of Directors, in consultation with its financial and legal advisors, is reviewing the solicitation materials.  VAALCO’s Board of Directors will advise VAALCO stockholders of its recommendation regarding the consent solicitation in due course and in the meantime, we recommend that stockholders take no action.  A copy of the press release we issued can be found here  (http://vaalco.investorroom.com/2015-11-06-VAALCO-Energy-to-Review-Group-42-and-Bradley-Radoff-Consent-Solicitation-Materials).

VAALCO’s Board members possess deep and diverse financial and operational expertise, global business experience and the relevant knowledge in the energy industry required to support our strategy, execution, performance, growth, and high standards of corporate governance. Our Board and management team are fully committed to acting in the best interests of our stockholders, customers and our employees.

Thanks to your hard work and dedication, we are making significant progress executing on our strategic initiatives to reduce costs, drive growth and enhance stockholder value. As you know, we have responded proactively to the decline in oil prices and its impact on the industry and important change is underway at VAALCO. I am confident in the near- and long-term potential of our business.

The timing of the consent solicitation has not yet been set, but as we move forward, we expect to provide more information to our stockholders regarding this matter. We expect the activist stockholders will do the same.

As a result, we are likely to see increased communications directed to us as well as media attention focused on VAALCO. We ask that you forward any media or investor inquiries, including any telephone calls or emails, to Don McCormack or Al Petrie.

As always, we are committed to keeping you informed throughout this process and we will provide updates as appropriate. Thank you for your continued hard work and commitment.

Sincerely,

Steve Guidry

About VAALCO

VAALCO Energy, Inc. is a Houston based independent energy company principally engaged in the acquisition, exploration, development and production of crude oil.  VAALCO's strategy is to increase reserves and production through the exploration and exploitation of oil and natural gas properties with high emphasis on international opportunities.  The company's properties and exploration acreage are located primarily in Gabon, Angola and Equatorial Guinea in West Africa.

Additional Information

In connection with the consent solicitation initiated by the Group 42−BLR Group, the Company may file a consent revocation statement and other documents regarding the proposals of the Group 42−BLR Group with the SEC and may mail a consent revocation statement and a consent revocation card to each stockholder of record entitled to deliver a written consent with respect to the proposals of the Group 42−BLR Group. STOCKHOLDERS ARE ENCOURAGED TO READ ANY CONSENT REVOCATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The Company, its directors and executive officers may be deemed to be participants in the solicitation of consent revocations in connection with the proposals of the Group 42−BLR Group. Information regarding the names of the Company’s participants and their respective interests in the Company by security holdings or otherwise is set forth in the proxy statement for the Company’s 2015 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A on April 16, 2015.  To the extent names of the Company’s directors and executive officers and their holdings in the Company’s securities have changed since the 2015 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 16, 2015 and in the Company’s Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ending December 31, 2015 filed with the SEC on May 7, 2015 and August 6, 2015, respectively.  Additional information regarding the interests of the Company’s participants in any solicitation of consent revocations in connection with the proposals of the Group 42−BLR Group and other relevant materials, if any, will be filed with the SEC when they become available.

These documents, including any consent revocation statement (and amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available for no charge at the SEC’s website at www.sec.gov and at the Company’s investor relations website at vaalco.investorroom.com.  Copies may also be obtained by contacting the Company by mail at 9800 Richmond, Suite 700, Houston, Texas 77042, Attention: Corporate Secretary or by telephone at (713) 623-0801.

Other Information

This filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those concerning VAALCO's plans, expectations, and objectives for future drilling, completion and other operations and activities. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that VAALCO expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include expected capital expenditures, future drilling plans, prospect evaluations, liquidity, negotiations with governments and third parties, expectations regarding processing facilities, and reserve growth. These statements are based on assumptions made by VAALCO based on its experience, perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond VAALCO's control. These risks include, but are not limited to, oil and gas price volatility, inflation, general economic conditions, the Company's success in discovering, developing and producing reserves, lack of availability of goods, services and capital, environmental risks, drilling risks, foreign operational risks, and regulatory changes. These and other risks are further described in VAALCO's annual report on Form 10-K for the year ended December 31, 2014, subsequent quarterly reports on Form 10-Q, and other reports filed with the SEC, which can be reviewed at http://www.sec.gov, or which can be received by contacting VAALCO at 9800 Richmond Avenue, Suite 700, Houston, Texas 77042, (713) 623-0801. Investors are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. VAALCO disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. VAALCO assumes no obligation to update any forward-looking statement as of any future date.